SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 19, 1999

                               STARTER CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                   011-11812                  06-0872266
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                 370 James Street, New Haven, Connecticut 06513
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               (Address of principal executive offices) (ZIP CODE)

Registrant's telephone number, including area code:              (203) 781-4000

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ITEM 5. Other Events.

      On April 19, 1999, Starter Corporation (the "Company") and its subsidiaries, Starter Galt, Inc., Starter Outlet Stores, Inc. and Starter Delaware, Inc. filed petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court in Wilmington Delaware. The Company and these subsidiaries contemplate a prompt orderly sale of their businesses on a going concern basis and a liquidation of any remaining assets and properties in a manner designed to maximize value.

      As previously disclosed, the Company has not filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

A copy of the Company's Press Release, dated April 19, 1999 is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

      Exhibit 99.1 - Press release dated April 19, 1999.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STARTER CORPORATION


Date: April 22, 1999                      By: /s/ John Warfel
                                              ---------------------
                                              Name:  John Warfel
                                              Title: Senior Vice President
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                                  EXHIBIT INDEX

Exhibit Number       Exhibit Description
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99.1                 Press Release of Starter Corporation, dated April 19, 1999